Exhibit 10.30

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ASSISTANCE AGREEMENT

1. Award No. DE-EE0002882	2. Modification No. 006	3. Effective Date 12/28/2009	4. CFDA No. 81.087

5. Award To ENERKEM CORPORATION Attn: DANNY VAUGHN 222 DELAWARE AVE, 9TH FLOOR WILMINGTON DE 198011621	6. Sponsoring Office Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401	7. Period of Performance 12/28/2009 Through 05/31/2012

8. Type of Agreement ☐ Grant ☒ Cooperative Agreement ☐ Other	9. Authority 109-58, Energy Policy Act (2005) 111-5, Recovery Act (2009)	10. Purchase Request or Fund Document No. 11EE007475

11. Remittance Address ENERKEM CORPORATION Attn: DANNY VAUGHN 222 DELAWARE AVE, 9TH FLOOR WILMINGTON DE 198011621	12. Total Amount Govt. Share: $50,000,000.00 Cost Share: $[ * ] Total : $[ * ]	13. Funds Obligated This action: $0.00 Total : $50,000,000.00

14. Principal Investigator Danny Vaughn Phone: 662-297-7415	15. Program Manager Glenn M. Doyle Phone: 720-356-1521	16. Administrator Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401-3393

17. Submit Payment Requests To OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center PO BOX 4517 Oak Ridge TN 37831	18. Paying Office OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center PO BOX 4517 Oak Ridge TN 37831	19. Submit Reports To

20. Accounting and Appropriation Data

See Schedule

21. Research Title and/or Description of Project

RECOVERY ACT — HETEROGENEOUS FEED BIOREFINERY PROJECT

For the Recipient	For the United States of America

22. Signature of Person Authorized to Sign	25. Signature of Grants/Agreements Officer Signature on File

23. Name and Title	24. Date Signed	26. Name of Officer Melissa Y. Wise	27. Date Signed 09/20/2011

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
DE-EE0002882 / 006

NAME OF OFFEROR OR CONTRACTOR

ENERKEM CORPORATION

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DUNS Number:  830987520

The purposes of this modification are to:

1)                 Extend the Period of Performance, as noted in Block 7;

2)                 Delete Provision 19, “Property” from the Special Terms and Conditions and replace it with Provision 19, “Title and Disposition of Property.” See attached page 4 and 5 for more information; and

3)                 Update the Recipient Principal Investigator, as noted below.

All other terms and conditions remain unchanged.

In Block 7 of the Assistance Agreement, the Period of Performance reflects the beginning of the Project Period through the end of the current Budget Period, shown as 12/28/2009 through 05/31/2012. For multiple Budget Periods, see Special Terms and Conditions, Provision 4, “Award Project Period and Budget Periods.”

All other terms and conditions remain unchanged.

DOE Award Administrator: Brenda Dias

E-mail: brenda.dias@go.doe.gov

Phone: 720-356-1519

DOE Project Officer: Glenn Doyle

E-mail: glenn.doyle@go.doe.gov

Phone: 720-356-1521

Recipient Business Officer: Jocelyn Auger

E-mail: jauger@enerkem.com

Phone: 514-875-0284 ext. 262

Recipient Principal Investigator: Danny Vaughn

E-mail: dvaughn@enerkem.com

Phone: 662-297-7415

“Electronic signature or signatures as used in this document means a method of signing an electronic message that—

(A)         Identifies and authenticates a particular person as the source of the electronic message;

(B)           Indicates such person’s approval of the information contained in the electronic message; Continued ...

and,

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
(C) Submission via FedConnect constitutes electronically signed documents.” ASAP: NO Extent Competed: COMPETED Davis-Bacon Act: YES
JULY 2004

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

19.                                 TITLE AND DISPOSITION OF PROPERTY

a.                                       Title.  Title to Property acquired by Enerkem Corporation (herein “Enerkem” or “Recipient” in whole or in part with funds received under this Award shall vest in the Recipient subject to the conditions of this Provision and 10 CFR § 600.321, unless otherwise provided.  For purposes of this Provision, the term “Property” does not include “Intellectual Property,” as defined in 10 CFR § 600.325, the terms of which are addressed in Provision 15.

b.                                      Encumbrance.  At no time shall Recipient encumber the Property acquired under this Award (includes Property acquired with DOE funds and recipient cost share), in whole or in part, without the prior written agreement of the DOE Contracting Officer.  Recipient may request, however, that DOE permit an encumbrance on or subordination of DOE’s property interest hereunder.  In response to such request, the DOE Contracting Officer, in his or her sole and absolute discretion, will require the Recipient to submit appropriate supporting documentation.

c.                                       Subordination.  Based on the Recipient’s representations and the documents submitted in support of its request for DOE to subordinate its property interest in favor [ * ], the DOE Contracting Officer has agreed to subordinate DOE’s property interest and authorized Recipient to encumber the Property, not including Intellectual Property, subject to the following requirements and/or conditions:

(i)                                     Enerkem may only encumber DOE’s property interest in favor of [ * ].  Enerkem is prohibited from further encumbering or authorizing any other party, including [ * ], to further encumber the Property acquired under the award without written notification from the DOE Contracting Officer.  Authorization will not be unreasonably withheld;

(ii)                                  Upon encumbering the Property acquired under the award in favor of [ * ], Enerkem must send DOE an acknowledgement of the encumbrance within ten (10) business days;

(iii)                               DOE’s property interest must align immediately behind [ * ];

(iv)                              The lenders’ priority lien must extinguish upon debt satisfaction (the financing terms must include a mechanism to implement the proceedings to discharge the lien against the property upon fulfillment of the obligation); and

(v)                                 DOE must share the proceeds from the sale of Property made during the ordinary course of business on a pari-passe basis.

d.                                      Use.  Unless otherwise provided in this Paragraph 19, real property and equipment acquired by the Recipient shall be subject to the rules set forth in 10 CFR 600.130-137, 10 CFR 600.231-233, or 10 CFR 600.320-324, as applicable.  Consistent with the goals and objectives of this project, the Recipient may continue to use Recipient-acquired property beyond the Period of Performance, without obligation, during the period of such use, to extinguish DOE’s conditional title to such property as described in 10 CFR 600.132-135, 10 CFR 600.231-233, or 600.321-324, subject to the following: (a) the Recipient continues to utilize such property for the objectives of the project as set forth in the Statement of Project Objectives; (b) DOE retains the right to periodically ask

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

for, and the Recipient agrees to provide, reasonable information concerning the use and condition of the property; and (c) the Recipient follows the property disposition rules set forth in the applicable sections of 10 CFR Part 600, if the property is no longer used by the Recipient for the objectives of the project, and the fair market value of property exceeds $5,000.

Once the per unit fair market value of the property is less than $5,000, pursuant to the applicable sections of 10 CFR Part 600, DOE’s residual interest in the property shall be extinguished and the Recipient shall have no further obligation to the DOE with respect to the property.

The regulations as set forth in 10 CFR Part 600 and the requirements of this article shall also apply to property in the possession of any team member, sub-recipient or other entity where such property was acquired in whole or in part with funds provided by DOE under this award or where such property was counted as cost-sharing under the award.

e.                                       Disposition.  At such time as the property is no longer needed for its authorized purposes, and prior to the Recipient’s intended sale, transfer, conversion or assignment, the Recipient must contact the DOE Contracting Officer for disposition instructions.  The DOE Contracting Officer may consider the following disposition methods and approaches:

Conversion.  In the event the Recipient seeks to utilize property for any purpose other than the authorized purpose, the Recipient must notify the Contracting Officer.  The DOE Contracting Officer, in his or her sole and absolute discretion, may require the Recipient to reimburse DOE that portion of the Federal share attributable to the current fair market value of the Property so converted.  The parties should attempt to agree in good faith on the current fair market value of any property so converted.  In the event that the parties cannot agree on the current market value of any property so converted, the parties will mutually agree on the selection of an independent assessor to conduct an independent assessment, at Recipient’s expense, of the current fair market value.

Abandonment.  In the event the Recipient abandons the project, DOE, at its option, may take title to property equal to DOE’s pro rata share of the current fair market value of all property, subject to the terms and conditions of any encumbrance with DOE has previously authorized.  Nothing in this provision intends to grant the right of abandonment to the Recipient.

Sale.  DOE’s interest in the property survives any sale or transfer of the Recipient and/or the property acquired under a DOE award subject to the terms of any encumbrance relating to the property that the DOE has approved.  The Recipient shall consult with, and seek the approval of, DOE prior to any such sale or transfer.  DOE will not unreasonably withhold approval.  It shall be a condition of any sale or transfer of the project or any portion thereof which includes property acquired in whole or in part under a DOE financial assistance award that the transferee or purchaser agrees to be bound by the provisions of the Recipient’s award.  For purposes of this provision, “sale or transfer of the Recipient” means a sale of more than 50% of the outstanding voting securities of the Recipient, sale of substantially of all of the assets of the Recipient, or merger or similar transaction or series of transactions involving the Recipient.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.